Exhibit 99.1

CECO Environmental Reports Third Quarter and Year-to-Date 2021 Results;

Bookings Up 39 Percent, but Q3 Results Impacted by Challenging Operating Environment

DALLAS (Nov. 8, 2021) -- CECO Environmental Corp. (Nasdaq: CECE), a leading global air quality and fluid handling company serving the energy, industrial and other niche markets, today reported its financial results for the third quarter of 2021.

Highlights of the Third Quarter 2021*

•
Revenue of $80.0 million, compared with $77.4 million
•
Gross profit of $22.7 million (28.4% margin), compared with $24.8 million (32.0% margin)
•
Operating loss of $(0.6) million, compared with operating income of $1.0 million
•
Non-GAAP operating income of $1.8 million, compared with $5.9 million
•
Net loss of $(1.2) million, compared with $(0.2) million
•
Non-GAAP net income of $0.5 million, compared with $3.8 million
•
Adjusted EBITDA of $3.5 million, compared with $7.3 million
•
Bookings of $92.6 million, compared with $66.8 million
•
Backlog of $219.1 million, compared with $183.1 million as of December 31, 2020
•
Net loss per diluted share of $(0.04), compared with $(0.01)
•
Non-GAAP earnings per diluted share of $0.01, compared with $0.11
•
Bank Debt of $67.0 million, compared with $74.0 million as of December 31, 2020
•
Repurchased approximately 521,000 shares of common stock at cost of $3.7 million

*All comparisons are versus the comparable prior year period, unless otherwise stated

“Third quarter and year-to-date results reflect the ‘tale of two CECOs’, so to speak,” said Todd Gleason, Chief Executive Officer. “On the one hand, our orders were up 39 percent in the third quarter and up 33 percent year-to-date. This represents strong bookings’ growth and positions CECO for corresponding revenue growth in the coming quarters. Unfortunately, in the third quarter, we could not overcome challenges associated with lower-margin projects booked in late 2020, various short-term execution issues associated with supply chain and logistics costs, customer delays, and labor shortages. As the fourth quarter continues to progress, we are confident we will achieve improved volumes and margins, which we expect to result in revenues up double-digits and adjusted EBITDA to more than double sequentially from the third quarter.”

Gleason concluded, “As we announced today, we are pleased to welcome Richard Wallman, the former CFO of Honeywell, to CECO’s Board of Directors to assist me, the leadership team and the board in executing our longer-term strategy. We look forward to delivering stronger financial results in the fourth quarter and throughout 2022, as well as starting to utilize our healthy balance sheet to transform our portfolio.”

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Exhibit 99.1

CONFERENCE CALL

A conference call is scheduled for today at 8:30 a.m. ET to discuss the third quarter 2021 financial results. The conference call may also be accessed by dialing (888) 346-4547 (Toll-Free) within the U.S., (855) 669-9657 (Toll-Free) within Canada or Toll/International (412) 317-5251.

The live webcast and slides can also be accessed at https://investors.cecoenviro.com/events-webcasts-and-presentations.

A live and archived replay of the conference call will be available on the Company's website for 90 days. The telephone replay will be available one hour after the call ends through November 15, 2021. To access the replay, please dial (877) 344-7529 (Toll-Free) within the U.S., (855) 669-9658 (Toll-Free) within Canada, or Toll/International (412) 317-0088 and entering access code 10160914.

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Exhibit 99.1

ABOUT CECO ENVIRONMENTAL

CECO Environmental is a global leader in industrial air quality and fluid handling, serving a broad landscape of industrial and other niche markets. Providing innovative technology and application expertise, CECO helps companies grow their business with safe, clean, and more efficient solutions that help protect our shared environment. In regions around the world, CECO works to improve air quality, optimize the energy value chain, and provide custom engineered systems for applications including power generation, petrochemical processing, general industrial, refining, midstream oil & gas, electric vehicle production, poly silicon fabrication, battery recycling, beverage can, and water/wastewater treatment along with a wide range of other applications. CECO is listed on Nasdaq under the ticker symbol "CECE". For more information, please visit www.cecoenviro.com.

Contact:

Matthew Eckl, Chief Financial Officer

(888) 990-6670

investor.relations@onececo.com

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Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)	(unaudited) September 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$31,925	$35,992
Restricted cash	2,541	1,819
Accounts receivable, net	70,024	63,046
Costs and estimated earnings in excess of billings on uncompleted contracts	50,536	45,498
Inventories, net	18,609	17,343
Prepaid expenses and other current assets	12,229	11,530
Prepaid income taxes	3,844	7,790
Assets held for sale	—	467
Total current assets	189,708	183,485
Property, plant and equipment, net	15,893	16,228
Right-of-use assets from operating leases	10,998	11,376
Goodwill	161,593	161,820
Intangible assets – finite life, net	27,658	29,637
Intangible assets – indefinite life	9,701	12,937
Deferred charges and other assets	3,125	3,831
Total assets	$418,676	$419,314
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of debt	$3,750	$3,125
Accounts payable and accrued expenses	89,633	84,997
Billings in excess of costs and estimated earnings on uncompleted contracts	24,559	20,691
Income taxes payable	467	543
Total current liabilities	118,409	109,356
Other liabilities	19,486	20,576
Debt, less current portion	62,182	69,491
Deferred income tax liability, net	7,188	6,970
Operating lease liabilities	8,884	9,310
Total liabilities	216,149	215,703
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $.01 par value; 10,000 shares authorized, none issued	—	—
Common stock, $.01 par value; 100,000,000 shares authorized, 35,809,061 and 35,504,757 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	358	355
Capital in excess of par value	257,482	255,296
Accumulated loss	(37,916)	(38,141)
Accumulated other comprehensive loss	(14,401)	(14,496)
	205,523	203,014
Less treasury stock, at cost, 659,417 and 137,920 shares at September 30, 2021 and December 31, 2020, respectively	(4,101)	(356)
Total CECO shareholders' equity	201,422	202,658
Non-controlling interest	1,105	953
Total shareholders' equity	202,527	203,611
Total liabilities and shareholders' equity	$418,676	$419,314

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Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(dollars in thousands, except per share data)	2021	2020	2021	2020
Net sales	$79,979	$77,425	$230,551	$233,081
Cost of sales	57,254	52,615	158,164	154,176
Gross profit	22,725	24,810	72,387	78,905
Selling and administrative expenses	20,929	18,989	60,894	59,374
Amortization and earnout expenses	1,776	2,050	5,849	5,546
Restructuring expenses	397	871	655	1,753
Acquisition and integration expenses	219	368	357	1,067
Executive transition expenses	—	1,514	29	1,514
(Loss) income from operations	(596)	1,018	4,603	9,651
Other income (expense), net	185	(290)	(1,155)	1,057
Interest expense	(722)	(772)	(2,152)	(2,739)
(Loss) income before income taxes	(1,133)	(44)	1,296	7,969
Income tax expense	63	206	813	1,549
Net (loss) income	(1,196)	(250)	483	6,420
Non-controlling interest	53	(11)	259	(11)
Net (loss) income attributable to CECO Environmental Corp.	$(1,249)	$(239)	$224	$6,431
(Loss) earnings per share:
Basic	$(0.04)	$(0.01)	$0.01	$0.18
Diluted	$(0.04)	$(0.01)	$0.01	$0.18
Weighted average number of common shares outstanding:
Basic	35,472,298	35,358,913	35,463,279	35,263,688
Diluted	35,472,298	35,358,913	35,729,887	35,471,551

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Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
(dollars in millions)	2021	2020	2021	2020
Operating (loss) income as reported in accordance with GAAP	$(0.6)	$1.0	$4.6	$9.7
Operating margin in accordance with GAAP	(0.8)%	1.3%	2.0%	4.2%
Amortization and earnout expenses	1.8	2.1	5.8	5.5
Restructuring expenses	0.4	0.9	0.7	1.8
Acquisition and integration expenses	0.2	0.4	0.4	1.1
Executive transition expenses	—	1.5	—	1.5
Non-GAAP operating income	$1.8	$5.9	$11.5	$19.6
Non-GAAP operating margin	2.3%	7.6%	5.0%	8.4%

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,
(dollars in millions)	2021	2020	2021	2020
Net (loss) income as reported in accordance with GAAP	$(1.2)	$(0.2)	$0.2	$6.4
Amortization and earnout expenses	1.8	2.1	5.8	5.5
Restructuring expenses	0.4	0.9	0.7	1.8
Acquisition and integration expenses	0.2	0.4	0.4	1.1
Executive transition expenses	—	1.5	—	1.5
Foreign currency remeasurement	(0.1)	0.4	1.5	0.3
Tax benefit expense of adjustments	(0.6)	(1.3)	(2.1)	(2.6)
Non-GAAP net income	$0.5	$3.8	$6.5	$14.0
Depreciation	0.8	0.6	2.3	1.8
Non-cash stock compensation	0.9	0.7	2.5	1.5
Other (income) expense	(0.1)	(0.1)	(0.3)	(1.4)
Interest expense	0.7	0.8	2.2	2.7
Income tax expense	0.7	1.5	2.9	4.1
Adjusted EBITDA	$3.5	$7.3	$16.1	$22.7

Earnings (loss) per share:
Basic	$(0.04)	$(0.01)	$0.01	$0.18
Diluted	$(0.04)	$(0.01)	$0.01	$0.18

Non-GAAP net income per share:
Basic	$0.01	$0.11	$0.18	$0.40
Diluted	$0.01	$0.11	$0.18	$0.40

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Exhibit 99.1

NOTE REGARDING NON-GAAP FINANCIAL MEASURES

CECO is providing certain non-GAAP historical financial measures as presented above as the Company believes that these figures are helpful in allowing individuals to better assess the ongoing nature of CECO’s core operations. A "non-GAAP financial measure" is a numerical measure of a company's historical financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in the GAAP statement of operations.

Non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA, as we present them in the financial data included in this press release, have been adjusted to exclude the effects of amortization expenses for acquisition related intangible assets, contingent retention and earnout expenses, restructuring expenses primarily relating to severance and legal expenses, acquisition and integration expenses which include retention, legal, accounting, banking, and other expenses, executive transition expenses and other nonrecurring or infrequent items and the associated tax benefit of these items. Management believes that these items are not necessarily indicative of the Company’s ongoing operations and their exclusion provides individuals with additional information to compare the Company's results over multiple periods. Management utilizes this information to evaluate its ongoing financial performance. Our financial statements may continue to be affected by items similar to those excluded in the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that all such costs are unusual or infrequent.

Non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of CECO’s results as reported under GAAP. Additionally, CECO cautions investors that non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA stated in the tables above are reconciled to the most directly comparable GAAP financial measures.

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Exhibit 99.1

SAFE HARBOR

Any statements contained in this Press Release, other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. We use words such as “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “will,” “plan,” “should” and similar expressions to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Potential risks and uncertainties, among others, that could cause actual results to differ materially are discussed under “Part I – Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and include, but are not limited to: the sensitivity of our business to economic and financial market conditions generally and economic conditions in CECO’s service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for revenue; the effect of growth on CECO’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation as a result of on-going or worsening supply chain challenges; liabilities arising from faulty services or products that could result in significant professional or product liability, warranty, or other claims; changes in or developments with respect to any litigation or investigation; failure to meet timely completion or performance standards that could result in higher cost and reduced profits or, in some cases, losses on projects; the potential for fluctuations in prices for manufactured components and raw materials, including as a result of tariffs and surcharges; the substantial amount of debt incurred in connection with our strategic transactions and our ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; our ability to repurchase shares of our common stock and the amounts and timing of repurchases, if any; economic and political conditions generally; our ability to successfully realize the expected benefits of our restructuring program; our ability to successfully integrate acquired businesses and realize the synergies from strategic transactions; and unpredictability and severity of catastrophic events, including cyber security threats, acts of terrorism or outbreak of war or hostilities or public health crises, such as uncertainties regarding the extent and duration of impacts of matters associated with the novel coronavirus (“COVID-19”), as well as management’s response to any of the aforementioned factors. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to our views as of the date the statement is made. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update or review any forward-looking statements, whether as a result of new information, future events or otherwise.

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